United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 28, 2019

Date of Report (Date of earliest event reported)

CM Seven Star Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	333-220510	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1306, 13/F, AIA Central, 1 Connaught Road, Central, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: +852 3796 2750

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transaction between CM Seven Star Acquisition Corporation ("CM Seven Star"), Renren Inc. (“Renren”) and Kaixin Auto Group ("Kaixin") and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of CM Seven Star and Kaixin to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of Kaixin or CM Seven Star; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of CM Seven Star’s ordinary shares; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Kaixin and CM Seven Star to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction. A further list and description of risks and uncertainties can be found in CM Seven Star’s Annual Report on Form 10-K for the fiscal year ending December 31, 2017 filed with the SEC, in CM Seven Star’s quarterly reports on Form 10-Q filed with the SEC subsequent thereto and in the proxy statement on Schedule 14A that will be filed with the SEC by CM Seven Star in connection with the proposed transaction, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and CM Seven Star, Renren, Kaixin, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, CM Seven Star has filed and will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, CM Seven Star will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF CM SEVEN STAR ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT CM SEVEN STAR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CM SEVEN STAR, KAIXIN AND THE TRANSACTION. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by CM Seven Star with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to CM Seven Star at Suite 1306, 13/F, AIA Central, 1 Connaught Road, Central, Hong Kong.

Participants in Solicitation

CM Seven Star, Kaixin, Renren, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of CM Seven Star ordinary shares in respect of the proposed transaction. Information about CM Seven Star’s directors and executive officers and their ownership of CM Seven Star’s ordinary shares is set forth in CM Seven Star’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Item 1.01 Entry into a Material Definitive Agreement.

On January 28, 2019, CM Seven Star Acquisition Corporation ("CM Seven Star" or the “Company”) entered into a convertible loan agreement with Kaixin Auto Group (“Kaixin”) and Kunlun Tech Limited (“Kunlun”), pursuant to which Kunlun agreed to fund, subject to customary closing conditions, a $23 million convertible loan to Kaixin (the “Loan”), with interest payable at the rate stipulated by the People’s Bank of China. The first tranche of the Loan, in the amount of $20 million, was funded on January 28, 2019, and the remaining $3 million is to be funded on or before January 31, 2020.

As previously announced, on November 2, 2018, CM Seven Star entered into a definitive share exchange agreement with Kaixin and Renren Inc. to acquire 100% of the issued and outstanding shares of Kaixin. Upon completion of this proposed business combination, all amounts outstanding under the Loan will automatically be converted into CM Seven Star units (each unit having the same underlying securities as were issued in CM Seven Star’s initial public offering) at a conversion price of $10.00 per unit. The amount payable under the second tranche of the Loan will, if funded after the completion of the proposed business combination, automatically convert into CM Seven Star units at a conversion price of $10.00 per unit. In the event that the business combination does not close, Kaixin will be responsible for repaying the note.

On January 29, 2019, CM Seven Star entered into a subscription agreement (the “Subscription Agreement”) with one accredited investor to sell 750,000 of its units (each unit having the same underlying securities as were issued in CM Seven Star’s initial public offering) at a price of $10.00 per unit. The closing would take place on the closing date of the business combination. The closing is subject to customary conditions, including that the business combination must close prior to or concurrently with the closing of the sale of the units. The investor received certain demand and piggyback registration rights pursuant to the terms of the Subscription Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 is incorporated by reference into this item.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Convertible Loan Agreement dated January 28, 2019
10.2	Subscription Agreement dated January 29, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2019

CM SEVEN STAR ACQUISITION CORPORATION

By:	/s/ Sing Wang
Name:	Sing Wang
Title:	Chief Executive Officer